Investor Presentation June 30, 2023

Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about the Company’s plans, objectives, expectations and intentions that are not historical facts, and other statements identified by words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “should,” “projects,” “seeks,” “estimates” or other comparable words or phrases of a future or forward-looking nature. These forward-looking statements are based on current beliefs and expectations of management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the Company’s control. In addition, these forward-looking statements are subject to assumptions that are subject to change. The following factors, among others, could cause actual results to differ materially from the anticipated results (express or implied) or other expectations in the forward-looking statements: 1) Risks associated with lending and potential adverse changes in the credit quality of the Company’s loan portfolio; 2) Changes in monetary and fiscal policies, including interest rate policies of the Federal Reserve Board, which could adversely affect the Company’s net interest income and margin, the fair value of its financial instruments, profitability, and stockholders’ equity; 3) Legislative or regulatory changes, including increased banking and consumer protection regulations, that may adversely affect the Company’s business; 4) Risks related to overall economic conditions, including the impact on the economy of a rising interest rate environment, inflationary pressures, and geopolitical instability, including the war in Ukraine; 5) Risks associated with the Company’s ability to negotiate, complete, and successfully integrate any future acquisitions; 6) Costs or difficulties related to the completion and integration of acquisitions; 7) Impairment of the goodwill recorded by the Company in connection with acquisitions, which may have an adverse impact on earnings and capital; 8) Reduction in demand for banking products and services, whether as a result of changes in customer behavior, economic conditions, banking environment, or competition; 9) Deterioration of the reputation of banks and the financial services industry, which could adversely affect the Company's ability to obtain and maintain customers; 10) Changes in the competitive landscape, including as may result from new market entrants or further consolidation in the financial services industry, resulting in the creation of larger competitors with greater financial resources; 11) Risks presented by continued public stock market volatility, which could adversely affect the market price of the Company’s common stock and the ability to raise additional capital or grow through acquisitions; 12) Risks associated with dependence on the Chief Executive Officer, the senior management team and the Presidents of Glacier Bank’s divisions; 13) Material failure, potential interruption or breach in security of the Company’s systems or changes in technological which could expose the Company to cybersecurity risks, fraud, system failures, or direct liabilities; 14) Risks related to natural disasters, including droughts, fires, floods, earthquakes, pandemics, and other unexpected events; 15) Success in managing risks involved in the foregoing; and 16) Effects of any reputational damage to the Company resulting from any of the foregoing. 2

Glacier Bancorp, Inc. 6/30/2023 Snapshot Ticker GBCI Total Assets $27.53 billion Gross Loans $15.95 billion Deposits $20.01 billion TCBV Per Share $17.18 Dividends $0.33 Stock Price $31.17 Market Cap $3.46 billion 3

Differentiated Bank Model • Genuine community banking model • Backed by resources and support of Glacier Bancorp • Strategy of growth through acquisitions and organically 4

Glacier is a “Company of Banks” 5

Community Financial Group, Inc. Acquisition Announcement

- Acquisition is consistent with Glacier's long-term strategy of buying good banks in good markets with good people
- Establishes a market-leading Eastern Washington franchise
- A new bank division, Wheatland Bank, will be formed
  - Newly combined Wheatland division will be Glacier's 7th largest division by asset size, with over $1.6 billion in assets and 250 employees
- Acquisition complements GBCI's existing strong loan and deposit portfolios and deepens its agricultural presence in one of the top Ag producing markets in the United States

Announcement Date	August 8, 2023
Expected Closing	Fourth Quarter of 2023
	Transaction Overview
Transaction Value ($ million)(1)	$80.6 million
Consideration Mix	100% Stock
Transaction Value / Tangible Book Value(2)	161%
	Select Pro Forma Impact
Projected 2024e EPS Accretion (with 50% Cost Savings Phase-In)(3)	3.4%
Projected 2025e EPS Accretion (with 100% Cost Savings Phase-In)(3)	4.2%
TBV Per Share Dilution(4)	0.4%
TBV Per Share Payback Period	<1 Year
Internal Rate of Return	15%+
	Target Market
Market Expansion / New Market	Eastern Washington (Expansion)

Pro Forma Washington Branch Footprint

Glacier Bancorp
wheatland bank



(1) Based on GBCI closing price of $33.97 as of August 7, 2023.
(2) Based on required tangible book value of $49.2 million.
(3) Ratio of the tangible book value multiple paid (based on required tangible common equity of $49.2 million) to GBCI's tangible book value multiple.
(4) Based on FactSet Consensus estimates for GBCI and GBCI estimates for CFGW as of August 7, 2023.

Glacier Bancorp

6

$7.9 $8.3 $9.1 $9.5 $9.7 $12.1 $13.7 $18.5 $25.9 $26.6 $28.3 $- $5 $10 $15 $20 $25 $30 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 6/30/2023* Total Assets ($B) Acquisitions GBCI Acquisition History – Last 10 Years 5 • Long history of adding high quality community banks that fit the Glacier banking model May 2013 $301M Assets July 2013 $330M Assets August 2014 $349M Assets February 2015 $176M Assets October 2015 $270M Assets October 2021 $4,132M Assets July 2019 $978M Assets April 2017 $386M Assets April 2019 $379M Assets February 2018 $1,110M Assets January 2018 $551M Assets February 2020 $745M Assets August 2016 $76M Assets Source: S&P Capital IQ Pro Note: Assets for acquired bank based on date of deal completion *Acquisition of Community Financial Group, Inc. (Wheatland Bank) is pending; assets shown for 6/30/2023 are pro forma for the pending acquisition Pending $754M Assets

WY ID UT AZ NV WA CO MT • 17 Bank Divisions • 222 Locations (as of 6/30/2023) 8

6/30/23 GBCI Geography Total chartered banks 269 Total target banks 205 Assets under $1B 169 Assets $1 – $3.5B 36 9

Solid Financial Results 10

10 Year Total Return 6/30/2013 – 6/30/2023 11

1 Year Total Return 6/30/2022 – 6/30/2023 12

A Definitive Ranking of Publicly Traded Banks 13 Every publicly traded bank ranked by all-time total shareholder return * Includes both dividends paid and share price appreciation ** Normalized to account for the time period that each bank has been publicly traded GBCI shares have been publicly traded since 1984 Source: John J. Maxfield – President, Maxfield on Banks (April 12, 2023)

Forbes Best Banks Ranked #1 in Montana Ranked #18 in America Eight consecutive years (2016-2023) in Top 20 Named as a World’s Best Bank Four consecutive years (2020-2023) 14

15 Diluted Earnings Per Share $0.00 $0.25 $0.50 $0.75 $1.00 $1.25 $1.50 $1.75 $2.00 $2.25 $2.50 $2.75 $3.00 $3.25 $2.17 $2.38 $2.74 $0.61 $0.55 $0.69 $0.50 $2.86 • The decrease in second quarter 2023 EPS over second quarter 2022 EPS was driven primarily by the significant increase in funding costs from the historic pace of the Federal Reserve’s interest rate increases • Second quarter 2023 non-interest expense of $131 million increased $1.1 million, or 1%, over the $130 million for second quarter 2022 $2.81 $1.30 $1.05

0.70% 0.80% 0.90% 1.00% 1.10% 1.20% 1.30% 1.40% 1.50% 1.60% 1.70% 1.64% 1.59% 1.62% 1.73% 1.11% 0.87% • ROA in the first quarter of 2023 was in the 35th♦ percentile among Glacier’s peer group 16 Return on Assets ♦BHCPR as of 3/31/2023 1.33%

10.00% 11.00% 12.00% 13.00% 14.00% 15.00% 16.00% 17.00% 18.00% 16.42% 16.85% 15.49% 16.15% 16.59% 15.36% 12.75% • The Company’s historically high capital levels have made it more difficult to produce higher ROTE. 17 Return on Tangible Equity

$100 $200 $300 $400 $500 $600 $700 $800 $900 $433 $503 $600 $663 $788 $764 $722 4.21% 4.39% 4.09% 3.42% 3.27% 3.21% 2.91% • Net interest income of $722 million for the first half of 2023 decreased $42 million, or 5.49%, over net interest income of $764 million for the first half of 2022 • Net interest margin of 2.91% for the first half of 2023 decreased 0.30% over the net interest margin of 3.21% for the first half of 2022 18 Net Interest Income / Margin* (Dollars in millions) *Net interest income and margin are annualized

44.0% 46.0% 48.0% 50.0% 52.0% 54.0% 56.0% 58.0% 60.0% 62.0% 64.0% 54.7% 57.8% 50.0% 51.4% 54.6% 55.7% 62.7% • The efficiency ratio for the second quarter of 2023 was 62.7% compared to 55.7% for second quarter of 2022 and was primarily due to the increase in interest expense in the second quarter of 2023 • The Company continued to limit the growth in its non-interest expense given the inflationary pressure across many expense areas 19 Efficiency Ratio

Strong Balance Sheet 20

$12,115 $13,684 $18,504 $25,941 $26,635 $27,528 $10,000 $12,000 $14,000 $16,000 $18,000 $20,000 $22,000 $24,000 $26,000 $28,000 $30,000 • Total assets organically increased $892 million, or 3%, during the first six months of 2023 • Total assets grew $695 million, or 3%, in 2022 • Increased cash position by $649 million in the first half of 2023 21 Asset Trends (Dollars in millions)

11.00% 12.00% 13.00% CET1 11.3% 12.4% Peers Glacier • Regulatory capital CET1 ratio well above peer median 22 CET 1 Capital Relative to Peers♦ ♦ 2023 Proxy Compensation Peer Group median as of 6/30/23

Ample Liquidity of $15.2 Billion at June 30, 2023 • Ready access to liquidity totaling $11.0 billion • $7.5 billion in available borrowing capacity o Federal Reserve: $2.3 billion o FHLB: $4.4 billion o Correspondent banks: $0.8 billion • $2.5 billion of unpledged marketable securities • Cash of $1.0 billion • Additional liquidity totaling $4.2 billion • Access to brokered deposits: $3.6 billion • Over-pledged marketable securities: $0.3 billion • Loans eligible for pledging: $0.3 billion 23

Strong Core Deposit Base • Our community banking model is customer relationship driven • Uninsured deposits, excluding collateralized public deposits and cash held at the holding company, are 23% of total deposits • 31% of uninsured deposits are with customers that also have a loan relationship with us • Deposit accounts less than $250,000 have increased 1% year to date • Non-interest bearing deposits • 54% of non-interest bearing balances are in accounts with $250,000 or less • 49% of non-interest bearing deposits are with customers with multiple accounts • 81% of non-interest bearing balances are in business accounts 24

Strong Core Deposit Base - Continued • Demand and savings deposit characteristics • Deposit Granularity • Retail: 641,000 accounts ; average balance = $13,000 • Commercial: 156,000 accounts ; average balance = $61,000 • Relationship Length • Weighted average relationship age is 15 years • Composition Mix • Retail: 46% • Commercial: 47% • Public: 7% • Rural / Metro • 77% in rural markets • 23% in metro markets ( population of 500,000 or more) 25

$9,494 $10,776 $14,798 $21,337 $20,607 $20,008 $8,000 $10,000 $12,000 $14,000 $16,000 $18,000 $20,000 $22,000 $24,000 • During the second quarter of 2023, deposits decreased $140 million, or 0.7%, compared to $458 million, or 2%, in the first quarter of 2023 • In April 2023, seasonal deposit outflows were primarily driven by tax payments and were offset by strong inflows in June • The Company continues to attract new deposit customers with over 4,000 net new accounts added during the second quarter of 2023 26 Deposit Trends (Dollars in millions)

Non- Interest Bearing 37% NOW and DDA 25% Savings 15% MMDA 19% CDs 4% Wholesale 0% 6/30/2022 Non- Interest Bearing 32% NOW and DDA 26% Savings 14% MMDA 16% CDs 10% Wholesale 2% 6/30/2023 27 Deposit Composition

$3,001 $3,697 $5,455 $7,779 $7,691 $6,458 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000 $9,000 • During the second quarter of 2023, the pace of non-interest bearing deposit outflows slowed • Non-interest bearing deposits decreased to 33% of total core deposits at June 30, 2023 compared to 37% at year end 2022 and June 30, 2022 28 Non-Interest Bearing Deposits (Dollars in millions)

0.22% 0.24% 0.15% 0.09% 0.11% 0.39% 0.81% 1.10% 0.53% 0.21% 0.61% 1.80% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% 1.80% 2.00% Glacier Peers • Interest-bearing deposit cost increased to 0.62% at June 30, 2023 due to market dynamics and the competitive rate environment. • Total deposit costs increased to 0.45% at June 30, 2023, from 0.06% at December 31, 2022 • Core deposits are a competitive advantage and will be a key driver of future performance 29 Interest-Bearing Deposit Cost Relative to Peers♦ ♦Graph based on BHCPR as of 3/31/2023

$8,288 $9,513 $11,123 $13,432 $15,247 $15,955 $7,000 $8,000 $9,000 $10,000 $11,000 $12,000 $13,000 $14,000 $15,000 $16,000 $17,000 • Gross loans increased $708 million, or 9% annualized, during the first six months of 2023 with the largest increase in commercial real estate of $424 million, or 9% annualized 30 Loan Trends (Dollars in millions)

$0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 $2,000 $728 $364 $1,158 $419 $1,815 $968 $708 • Organic loan growth for the first six months of 2023 was $708 million, or 9% annualized, compared to $968 million, or 15% annualized, for the first six months of 2022 31 Organic Loan Growth (Dollars in millions)

Residential Real Estate 9% CRE 65% Other Commercial 19% HELOC 5% Other Consumer 2% 6/30/2022 Residential Real Estate 10% CRE 64% Other Commercial 18% HELOC 5% Other Consumer 3% 6/30/2023 32 Loan Composition

Montana 62% Idaho 22% Utah 2% Washington 1% Wyoming 9% Colorado 4% 12/31/2009 Montana 34% Idaho 13%Utah 16% Washington 5% Wyoming 8% Colorado 10% Arizona 9% Nevada 5% 6/30/2023 33 Geographic Loan Dispersion

Term CRE Portfolio Diversified and Low Risk Portfolio • Total portfolio $6.6 billion (42% of total portfolio) • Non-owner portfolio $3.7 billion (23% of total portfolio) • $850 thousand average loan balance • 59% average LTV • 0.15% past due rate • 0.10% non-performing • $189 million non-recourse (2% of CRE) • Geographically dispersed across 8 states UT 19% ID 11% MT 24%WY 6% NV 9% CO 11% WA 6% AZ 14% CRE GEOGRAPHIC DISPERSION 34 45% 55% TOTAL CRE BY OCCUPANCY TYPE Owner Occupied Non-Owner Occupied

Office CRE • $681 thousand average loan balance • 59% average LTV • 0.57% past due • 0.03% non-performing • 98% of loans have recourse through guaranties • Includes $171 million in medical office • 9% of office portfolio matures prior to 2026 • Limited exposure to loans above $10 million (1% of total loans). No office CRE loans above $20 million 35 $541 $592 $182 $183 $0 $0 $100 $200 $300 $400 $500 $600 $700 Under $1mil $1mil - $5mil $5mil - $10mil $10mil - $20mil Over $20mil CRE Office by Size Segment (in millions) $37 $52 $51 $489 $607 $262 $- $100 $200 $300 $400 $500 $600 $700 2023 2024 2025 2026-2030 2031-2035 2036 & after $ Maturing (in millions)

Office CRE - Continued Denver $50 million Phoenix $21 million Salt Lake City $44 million Suburban/Rural $1.38 billion • Highly diversified portfolio across 8 states primarily in rural markets • Portfolio in Denver, Phoenix, and Salt Lake City represent 8% of total office (0.7% of total loans) • $12 million in large metro central business districts (less than 1% of total Office) 36 Owner Occupied: $745 million Non-Owner Occupied: $753 million Metro vs. Rural (in millions) Denver Phoenix Salt Lake City Suburban/Rural 49.75% 50.25% CRE OFFICE BY OCCUPANCY TYPE Owner Occupied Non-Owner Occupied ID 16% CO 11% UT 20% WY 4% AZ 14% NV 10% WA 3% MT 22% OFFICE CRE GEOGRAPHIC DISPERSION

$2,870 $2,800 $5,528 $10,370 $9,022 $8,608 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000 $9,000 $10,000 $11,000 $12,000 • Investment securities ended second quarter 2023 at 31% of total assets compared to 37% at the end of second quarter 2022 • Investments decreased $414 million, or 5%, during the first six months of 2023 • Projected quarterly cash flow of $300 million to fund loan growth for 2023 37 Investment Portfolio Trends (Dollars in millions)

US Gov't & Federal Agency 13% US Gov't Sponsored Enterprises 3% State & Local Gov'ts 21% Corporate Bonds 1% Residential MBS 50% Commercial MBS 12% 6/30/2022 US Gov't & Federal Agency 15% US Gov't Sponsored Enterprises 3% State & Local Gov'ts 21% Corporate Bonds 0% Residential MBS 48% Commercial MBS 13% 6/30/2023 38 Investment Composition

• All Commercial MBS securities are guaranteed by Fannie Mae or Freddie Mac. • Underlying collateral consists of multi-family housing properties. Investment Composition – Agency Commercial MBS 39 11% 89% 6/30/2022 Tax-Exempt Taxable 13% 87% 6/30/2023 Tax-Exempt Taxable

Improved Credit Quality 40

0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60% 0.47% 0.27% 0.26% 0.12% 0.16% 0.12% • NPAs decreased $720 thousand during the first six months of 2023 to 0.12% of Bank assets compared to the $23.7 million decrease in the first six months of 2022 to 0.16% of Bank assets 41 NPAs to Bank Assets 0.19%

CECL and Allowance for Credit Losses (ACL) • Commercial Asset Quality Ratings • Consumer Loan Past Due Status • Additional Qualitative Adjustments • Prepayment Speed Assumptions • Historical Loss Period Capture 42 (Dollars in millions) Other Key Model Inputs National Economic Assumptions (June 2023) 1Q23 2Q23 3Q23 2022 2023 GDP Change 0.3% 0.6% (0.3%) 0.9% 0.2% Unemployment Rate 3.5% 3.6% 3.9% 3.6% 3.9%

$0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 $45,000 $9,953 $57 $39,765 $23,076 $19,963 $5,498 $8,243 • Loan portfolio growth, composition, average loan size, credit quality considerations, economic forecasts and other environmental factors will determine the future level of credit loss expense or benefit 43 Provision For Credit Losses (Dollars in thousands)

$0 $2,500 $5,000 $7,500 $10,000 $8,282 $6,806 $7,653 $2,329 $7,815 $2,693 $4,412 • For the first six months of 2023, net charge-offs as a percentage of total loans were 0.03% compared to 0.02% in first six months of 2022 44 Net Charge-Offs (Dollars in thousands)

1.00% 1.25% 1.50% 1.75% 1.58% 1.31% 1.42% 1.29% 1.20% 1.20%1.19% • ACL was in the 55th♦ percentile of Glacier’s peer group for first quarter of 2023 • The ACL was 1.19% of loans at the end of second quarter of 2023 compared to 1.20% at the end of second quarter of 2022 • As credit trends change, expect the ACL to adjust accordingly 45 ACL as a Percentage of Loans ♦BHCPR as of 3/31/2023

Shareholder Return 46

$0.50 $0.55 $0.60 $0.65 $0.70 $0.75 $0.80 $0.85 $0.90 $0.95 $1.00 $1.05 $1.10 $1.15 $1.20 $1.25 $1.30 $1.35 • At June 30, 2023, Glacier’s dividend yield was 4.23% • The Company has declared 153 consecutive quarterly dividends • In 2022, the Company increased its quarterly dividend by $0.05, or 3.9%, over 2021 47 Dividends Declared

Annual Total Return * 14.0% Annual EPS Growth Rate 7.2% Annual Dividend Growth Rate 11.9% * Reflects results through 6/30/2023, assuming no reinvestment of dividends Compounded Rates • Strong consistent performance over the past 39 years • Long-term goal is to produce double digit dividend growth 48 Long-Term Performance Since 1984